UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 15, 2007

FORTUNE INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

INDIANA
(State of incorporation or organization)

0-19049
(Commission file number)

20-2803889
(I.R.S. Employer
Identification No.)

6402 CORPORATE DRIVE
INDIANAPOLIS, INDIANA 46278
(Address of principal executive offices)

(317) 532-1374
(Registrant’s Telephone Number,
Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 15, 2007, the Board of Directors of Fortune Industries, Inc. (the “Company”) accepted the resignation of Steve Hise from his position as the Company’s Chief Financial Officer. Mr. Hise is continuing to conduct his duties and his resignation will be effective on October 31, 2007.

Item 9.01.  Financial Statements and Exhibits.

None

Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORTUNE INDUSTRIES, INC.

Date: August 20, 2007	By:	/s/ John F. Fisbeck
John Fisbeck
Chief Executive Officer